EXHIBIT 10.67
JOINDER AGREEMENT
January 5, 2016
Sovereign Co-Invest II, LLC (“Co-Invest II”) is executing and delivering this Joinder Agreement pursuant to Section 3.06 of the Amended and Restated Registration Rights Agreement, dated as of April 23, 2014, by and among Sabre and the stockholders of Sabre who are party thereto (the “Registration Rights Agreement”) in connection with the distribution by Sovereign Co-Invest, LLC (“Co-Invest”) of 7,984,086 shares of Sabre common stock, par value $0.01 per share (the “Common Stock”), to Co-Invest II pursuant to the terms of the amended and restated limited liability company operating agreement of Co-Invest.
By executing and delivering this Joinder Agreement to the Registration Rights Agreement, Co-Invest II hereby adopts and approves the Registration Rights Agreement and acknowledges, agrees and confirms, effective commencing on the date hereof, to be bound by and to comply with all of the terms, provisions and conditions of the Registration Rights Agreement, and that its shares of Common Stock be subject thereto, in the same manner as if Co-Invest II was an original signatory to the Registration Rights Agreement.
This Joinder Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof. This Joinder Agreement may be executed in two or more counterparts (including counterparts submitted via facsimile or email), each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.
[Signature Page Follows]

Accordingly, as of the date first written above, the undersigned has executed and delivered this Joinder Agreement.
SOVEREIGN CO-INVEST II, LLC
By: Sovereign Manager Co‑Invest, LLC,
its managing member

By: /s/ Clive Bode	Name: Clive Bode Title: Vice President

[Signature Page to Joinder Agreement – Registration Rights Agreement]

Acknowledged and Accepted:

SABRE CORPORATION

By: /s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President
and Treasurer

[Signature Page to Joinder Agreement – Registration Rights Agreement]